UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-7531

                              AMERINDO FUNDS INC.
               (Exact name of registrant as specified in charter)

                                    --------


                            399 Park Ave., 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                           Portland, Maine 04112-0446
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-371-6360

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2004

                    DATE OF REPORTING PERIOD: APRIL 30, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.



[AMERINDOFUNDS(R) LOGO OMITTED]

                                                                    . . . . .




                               SEMI-ANNUAL REPORT

                               . . . . .




APRIL 30, 2004

                                TABLE OF CONTENTS
                                -----------------


SHAREHOLDER LETTER..........................................................   1

REVIEW AND ECONOMIC OUTLOOK.................................................   3

SCHEDULE OF INVESTMENTS.....................................................   7

STATEMENT OF ASSETS AND LIABILITIES.........................................   9

STATEMENT OF OPERATIONS.....................................................  10

STATEMENT OF CHANGES IN NET ASSETS..........................................  11

FINANCIAL HIGHLIGHTS........................................................  12

NOTES TO FINANCIAL STATEMENTS...............................................  14




A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund's portfolio securities is available (i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

                                                                      April 2004

Dear Shareholder:

     We are pleased to report that the Amerindo Technology Fund returned 19.12% and 52.93% over the six-month and one-year periods ending April 30, 20041. During the same period, the NASDAQ Composite Index2, the Fund's principal benchmark, returned (0.62)% and 31.13% for the same six-month and one-year periods.

     The U.S. stock market has been in a trading range for this period, entering a correction that recently led to an oversold condition. The U.S. economy is accelerating markedly and our technology sector is showing the strongest gains in profitability of virtually any sector. We expect a multi-year expansion in the economy fuelled by stronger growth in inventories, business investment and payrolls. Corporate profits began to accelerate in 2002, and have continued to be at record levels. This should lead to sizeable increases in capital spending
- which positively impact technology.

     Productivity growth through technology is driving output and profits up, and costs down, while helping to keep inflation and interest rates in line. A second wave of productivity growth is expected as new telecom investments bring high-speed communication access to small towns, small businesses and homes. The government has announced that it will make universal broadband access by 2007 a national priority. Simply put, productivity growth through technology and broadband is driving the economy, lowering costs, and increasing profits.

     A major foundation of our investment thesis for some time has been that the Internet would continue to infiltrate more and more sectors of the economy and our lives. The Internet has changed the rules for selling books, music and travel. It is quickly moving to disrupt a good number more of staid industries such as telecom, real estate, software and a lot of retail. As this battle gathers steam, another round of productivity gains is expected to cascade throughout the economy. Businesses are learning to drive process change by combining it with technology. The Internet is recasting telecom in its image. A classic example is Internet telephony, which brings a wave of new features and lower costs.

     While a number of our core stocks fell back 30-40% in an ongoing rotational correction, the performance of our portfolio is up in double digits so far this year. Many market investors are focusing on Iraq, the election and guessing where short-term interest rates will go to by year-end. We, on the other hand, continue to see an excellent opportunity for capital appreciation in the ongoing bull market in our two emerging sectors, technology and healthcare, which have a long ways to go.

     We look forward to your continued support and appreciate the trust you have placed in us.

/s/Albert W. Vilar                            /s/Gary A. Tanaka

Alberto W. Vilar                              Gary A. Tanaka

1 THE FUND'S ANNUALIZED RETURNS FOR THE PERIOD ENDING 4/30/04 WERE 52.93% FOR 1 YEAR, 4.20% FOR 3 YEARS, -15.31% FOR 5 YEARS, AND 2.40% SINCE INCEPTION*.

2 THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALL CAP STOCKS. THE INDEX REFLECTS THE REINVESTMENT OF INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING. THE INDEX IS NOT INTENDED TO IMPLY THE FUND'S PAST OR FUTURE PERFORMANCE. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE.

* THE INCEPTION DATE OF THE AMERINDO TECHNOLOGY FUND WAS OCTOBER 28, 1996.

                           REVIEW AND ECONOMIC OUTLOOK

     The economic news continues to be upbeat. Low interest rates, negligible inflation, tax cuts and record high corporate profits are providing a good tailwind to reviving an economy that is likely to exceed expectations this year. Fourth quarter profits were up 29% year-over-year; full year 2003 profits were $1.1 trillion, 18% above the previous record set in 2002. Firmness in home prices has encouraged strong consumer spending, while consumer net worth has risen to a new all time high.

     In our opinion, a recession will probably not occur anytime soon without a major unexpected reversal in inflation. A number of disparate secular forces are working to dampen inflation, such as the vast supply of low cost labor in China. China's massive industrial transformation needs to create 24 million jobs annually over the foreseeable future to solve urban unemployment. The two dominant secular forces in the world today, globalization (i.e., competition) and technology, should prevail over inflation, the short-term cyclical force that most frequently aborts recoveries. If successful, another long expansion could be in the works, not unlike the 1990's, notwithstanding Wall Street's relentless focus on the near term. The global economy and the US market are subject to the risks of the presidential election, and a major slowdown in China's overheated economy.

     We believe election year politics will dominate headlines for the next six months, with outsourcing and security leading the campaign issues. It's hard to think of an issue that could be more distorted and less understood than outsourcing. For starters, the balance of jobs we import from abroad greatly exceeds the jobs we export abroad, effectively making the US a major beneficiary of outsourcing. This is due to our stable political environment, huge growth in productivity and competitive tax rates. In addition to creating jobs for US workers, many of the US based foreign companies export the products they make here. Technology itself is a good example of how the US benefits from outsourcing. The lower cost of PC's made abroad help to increase the demand for information technology, which drives up the demand for software writers and other technology professionals. Manufacturing jobs actually peaked years ago in virtually all industrial countries - reaching 20 million in the US in 1979 - largely because of rapid productivity growth that allowed real wages to rise and the production of other goods and services to flourish. The crux of this structural change has not been about replacing good jobs with bad jobs: the industries with the biggest employment gains in the past several decades have been those with highly skilled and highly paid jobs.

     Despite the fact that four years ago the Republican party campaigned on a platform to lower taxes and reduce the size of government, we have since seen a massive expansion in farm subsidies, the largest expansion of federal education spending since the Great Society and a new prescription drug benefit for seniors on top of nearly $600 billion state and local governments are already spending on Medicare and Medicaid. We have seen federal spending increase from 19 to 21% in the last three years, suggesting a reversal in Republican philosophy. Notwithstanding that the electorate is divided roughly along party lines right down the middle, our guess at this juncture is that President Bush's reelection will be essentially determined by the extent to which the Bush tax cuts are given due credit for jumpstarting the economic recovery and by the administration's perceived response to terrorism. Historically, it has been difficult to dislodge a sitting President when the economy was in good shape. While the recent spending explosion is politically perplexing, the Bush administration has begun five serious reforms to downsize government that it would seek to enact in the second term. These include competitive sourcing in federal jobs that would aim to save $125 billion per year; closing one quarter of all domestic and foreign military bases; moving Social Security toward a fully funded, individually controlled, portable pension system. The goal would be to let people put roughly half of their FICA taxes into personal savings accounts like an IRA. This could turn 20% of the federal budget into forced savings plans and create the largest reduction ever of federal taxes and spending at some $2 trillion. The remaining reforms involve the elimination of trade tariffs in manufacturing and agriculture, and the enactment of health savings accounts for individuals, which will clearly put pressure on health services.

     We continue to believe that technology has been in a new bull market since NASDAQ's bear market bottom of October 2002. Since last fall, we have felt that a correction was likely, following a virtual doubling of NASDAQ off its bottom of 1114. We also felt that a correction was more likely to be rotational in nature on a stock-by-stock basis, rather than a sharp, straight down sector move. Since January, most technology stocks have seen corrections of at least 20-40%. This prompted us to start to redeploy cash reserves late in the quarter. The correction has brought the valuation of a number of our core stocks into attractive buy ranges again.

     The high-tech/electronics portion of our portfolios typically has three subsectors: the digital consumer-centric sector, with stocks like eBay and Yahoo!; business application software and telecommunications. In the first leg of the market recovery, it was principally the consumer digital stocks that performed the best. This was due to a dramatic change in their business fundamentals, and the fact that a handful of companies are building global digital consumer franchises capable of sustaining impressive growth rates for many years. The other two sectors of technology lagged the consumer sector because capital spending was slow to turn, and because next generation technologies were still undergoing development. Our principal premise for the bull market has been that we are in a major new cycle or generation of technology, centered on networking (homes and businesses) over the Internet, enabled by wireless broadband. New trillion dollar markets await commercial development.

     We have also felt that two remaining items had to fall into place for the new bull market in technology to be sustained. These were the reemergence of the IPO market after having been closed for an unprecedented three years and a firming of venture capital funding and pricing. The good news is that we are just beginning to see the IPO market reopen, which to date has been virtually limited to healthcare. We have yet to see the far more dominant part of technology, electronics, come to life.

     We expect to see a pickup this year in spending for business software applications as a result of new funding for capital expenditures and major new developments in business software dictated by the web and web services. Web services have evolved over the last four years into a technology utilized by approximately fifty percent of corporations worldwide, making it still fairly nascent in mainstream. Proposed standards for security interoperability and manageability have accounted for continued delays. Of the many issues that IT managers face, concerns over integration are paramount. At a recent technology conference, there was talk of a $90 billion integration market. Leading software vendors have created new platforms based on Service Oriented Architectures
(SOA), which is the framework for incorporating new web services across and between enterprises. The requisite building blocks are in place for progress, depending on the adoption of new standards. IBM recently changed its e-business services focus to address the outsource business processes market, which today approaches $1 trillion. We believe critical to success will be creating applications for web services that address each business process; sooner or later, this entire initiative will lead to corporate virtualization within an SOA framework.

     In our opinion no industry has made more effective cost reducing use of the Internet than financial services. The securities industry is expected to loosen its purse strings for the first time since 2001 and increase spending on financial technology this year. Electronic trading is becoming the norm in all markets - suggesting the New York Stock Exchange's market share is likely to fall going forward. For example, about 80% of Vanguard's daily 400,000 customer interactions occur online, which has reduced its expense ratio by 15%, in the face of a sizeable increase in assets. Financial giant Citigroup reports its global on-line customer base increased last year by 25%. A confluence of developments in financial technology makes global virtual processing possible, opening up markets in online stock trading, investment management, banking, insurance and foreign exchange that used to be closed to all except the very largest participants. A number of dot-com era ventures are being transformed into moneymaking enterprises, as Internet start-ups are being steered into the corporate mainstream. Schwab, Ameritrade, E*Trade and TD Waterhouse reportedly are seeing as much as 50% growth in monthly trading volume. Literally millions of US households are still not yet tracking their investment information, which signals the opportunity for further growth.

     Broadband has been the single missing ingredient that could enable the Internet to realize the vision on which it was launched. Internet traffic failed to materialize early on because download speeds were way too slow. This forced web page designs to be simple and boring, preventing use of the Internet as a branding vehicle or for Yellow Pages. Now, three years later, broadband development is in full swing. Cable modem developments have increased steadily over the years and Digital-Subscriber Line (DSL) is starting to kick in. Even RBOCS are getting the go ahead to invest in new broadband facilities. Broadband is clearly the key to Internet growth. For example, eBay's online marketplace, and Google and Yahoo's paid-for-search, are all going after the $30+ billion Yellow Pages and classifieds market. The always-on nature of broadband, combined with its fast speed, has served to vastly increase the usefulness of these major web sites as substitutes for newspapers and Yellow Pages. In addition, broadband's ability to support rich media (graphics, audio and video) has transformed Yahoo's banners from an interesting experiment into a legitimate branding medium, a key reason major advertisers have flocked back to Yahoo.

     Broadband is also key to expenditure for next generation telecom. It has been driving router market growth for well over a year. More edge router ports are needed to support the new cable and DSL modems, while more core router ports are needed to support traffic growth (broadband users consume much more bandwidth than dial up customers). Last but not least, on March 26th, the White House announced its long awaited policy of making universal broadband a national policy to be widely available by 2007.

     The heady forecasts of the earlier dot-com era are thus finally coming to fruition, albeit slightly later than expected. By the end of last year, some 24 million US homes had high-speed access. Online ad revenue is back on track and growing very robustly at the expense of traditional ad revenue. At the peak of the "hype," predictions were made that the world's online population would hit 500 million in 2003. This, however, underestimated the Internet's surging popularity in places like China, India and the Pacific Rim. According to eMarketer, the global Internet population last year was a whopping 633 million.

     Google also appears to be heralding the reopening of the IPO market for technology, which would be a good barometer for our sector. Notwithstanding Google's claim that it has the world's best search engine, it is rapidly reinventing itself as an advertising company that generated more than $600 million in revenue last year. Their key service is AdWords, which uses relevance-ranking algorithms similar to the ones used in the search engine. Advertisers effectively tell Google how much they want to spend, then they buy pertinent keywords. This gives rise to sponsored links, with Google subtracting the cost per click from the advertiser's account. Some 15% of ads displayed adjacent to Google's searches result in click-throughs, which is ten times greater than the click rate of banner ads. Google's relevance-scoring algorithms determine ad placement by analyzing the content of web pages, which is turning Google into an advertising company with an open-ended opportunity to garner a piece of the $500 billion ad world. With its three billion web pages, the company is fast replacing Lexis-Nexus as the research tool professionals use. In short, Google is part of a healthy evolution of new promising applications on the Internet after e-mail, which includes search, digital photography, games and soon, videoconferencing.

     While 2003 witnessed considerable improvement at the FDA, the recently announced departure of Commissioner Dr. Mark McClellan has raised new challenges for investors, considering the streamline refocusing of the review process he enacted. The FDA approved 21 new molecular entities in 2003, a significant increase over 2002. Prospects for new approvals in 2004 are encouraging. The selection of McClellan was praised by biotech industry leaders and ourselves. McClellan quickly lived up to his billing, receiving high marks for his efforts to improve morale, recruit talented outside managers and reduce review times. McClellan's legacy is that he may have created a more risk-tolerant FDA for the approval of new drugs. It appears that 2004 should be a solid year for new drug launches from the biotechnology industry, including Avastin from Genentech, as well as Erbitux from ImClone, both for cancer. A cursory review of potential approvals this year point to a total of 19 products that have potential of $10 billion in new revenues. Additionally, some 57 new drug applications are awaiting FDA approval.

     As the healthcare industry continues to undergo radical change through the demands of a growing aging population, changes in payments back to individuals, and new technologies, organizations of all sizes should remain under pressure to control costs and increase operating efficiency. Healthcare providers are increasingly turning to sophisticated computer networks, including wireless tools, to communicate more effectively and tap into the power of applications. Medicine is being pushed to the bedside by using PDA's (Personal Digital Assistants) and more recently introduced tablet PC's to access data on the go. In short, server-based networks, complete with Internet protocol communications, and unified messages, are helping to increase productivity. Integrated voice and data, videoconferencing, and IP technology are all helping to stretch budgets. New systems are putting information in the hands of medical professionals when and where they need it - to improve diagnoses, reduce treatment and prescription errors, improve productivity and cut costs. Many of the seemingly futuristic technologies could shortly become readily adaptable. Freeing medical offices of labor-intensive paperwork; handheld computer devices and wireless networks, prescriptions ordered by voice commands, plus electronic billing and payments, in our opinion, suggest that we are on the cusp of major changes in healthcare.

     In conclusion, our emerging technology sectors remain on track to continue to lead the stock market in performance by bringing to market a new generation of Internet technologies capable of creating huge new global markets that can positively affect a wide range of businesses and personal services.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF AMERINDO'S PORTFOLIO MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT THE SECURITIES MENTIONED WILL REMAIN IN OR OUT OF THE PORTFOLIO.

                            AMERINDO TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2004
                                   (Unaudited)

COMMON STOCK* -- 97.5%

   SHARES                                                                    VALUE
 -----------                                                          ------------------
     155,000  Amazon.com, Inc..........................................  $  6,736,300
     131,113  CancerVax Corp...........................................     1,372,753
     200,000  eBay Inc.................................................    15,964,000
     375,000  Eyetech Pharmaceuticals, Inc.............................    13,406,250
      79,166  Eyetech Pharmaceuticals, Inc. (A)(B)(C)..................     2,547,166
       2,500  Genzyme Corp.............................................       108,900
     150,000  Gilead Sciences, Inc.....................................     9,124,500
   1,228,400  Homestore, Inc...........................................     5,896,320
     351,000  ImClone Systems Inc......................................    23,474,880
     320,000  InterActiveCorp..........................................    10,198,400
      50,000  Internet Capital Group, Inc..............................        14,000
      85,000  Juniper Networks, Inc....................................     1,859,800
      90,000  OSI Pharmaceuticals, Inc.................................     6,641,100
     800,000  Sonus Networks, Inc......................................     3,040,000
     600,000  WebMD Corp...............................................     5,274,000
     345,000  XM Satellite Radio Holdings Inc..........................     8,266,200
     314,333  Yahoo! Inc...............................................    15,861,243
                                                                        -------------
TOTAL COMMON STOCK (Cost $114,546,864)                                    129,785,812
                                                                        -------------
PRIVATE STOCK* -- 0.3%

  10,338,576  Cellomics, Inc. (A)(B)(C)................................       150,380
  10,338,576  Cellomics, Inc., Series NNN, Preferred Stock (A)(B)(C)...       150,381
      62,000  DoveBid(A)(B)(C).........................................        62,000
                                                                        -------------
TOTAL PRIVATE STOCK (Cost $615,346)                                           362,761
                                                                        -------------




                                        7


                            AMERINDO TECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 APRIL 30, 2004
                                   (Unaudited)

   SHARES                                                                    VALUE
 -----------                                                          ------------------
WARRANTS* -- 0.0%
     69,311   Cellomics, Inc., Expires 02/28/06 (A)(B)(C).............. $          --
                                                                        -------------
TOTAL WARRANTS (Cost $0)                                                           --
                                                                        -------------
TOTAL INVESTMENTS -- 97.8% (Cost $115,162,210)                            130,148,573
                                                                        -------------
OTHER ASSETS & LIABILITIES -- 2.2%                                          2,983,852
                                                                        -------------
TOTAL NET ASSETS -- 100.0%                                              $ 133,132,425
                                                                        =============

  * ALL COMMON STOCK, PRIVATE STOCK, AND WARRANTS HELD BY THE FUND ARE NON-INCOME PRODUCING.
(A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(B) SECURITY CONSIDERED ILLIQUID.
(C) RESTRICTED SECURITY.
AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004
                                   (Unaudited)

                                                                              TECHNOLOGY FUND
                                                                            ------------------
ASSETS
   Investments, at cost................................................        $ 115,162,210
                                                                               =============
   Investments, at value...............................................        $ 130,148,573
   Cash................................................................            5,549,615
   Receivable for shares of beneficial interest sold...................              373,371
   Due from Advisor....................................................                  395
   Prepaid expenses....................................................               30,610
                                                                               -------------
   Total Assets........................................................          136,102,564
                                                                               -------------
LIABILITIES
   Payable for investments purchased...................................            2,345,067
   Payable for shares of beneficial interest redeemed..................              228,796
   Payable for investment advisory fees................................              155,103
   Payable for distribution fees.......................................               27,406
   Payable for administration fees.....................................               13,703
   Payable to director's fees..........................................                   36
   Accrued expenses....................................................              200,028
                                                                               -------------
   Total Liabilities...................................................            2,970,139
                                                                               -------------
   Total Net Assets....................................................        $ 133,132,425
                                                                               =============
NET ASSETS:
   Paid in Capital-- Class D...........................................        $ 459,751,843
   Accumulated net investment loss.....................................           (1,290,624)
   Accumulated net realized loss on investments........................         (340,315,157)
   Net unrealized appreciation on investments..........................           14,986,363
                                                                               -------------
   TOTAL NET ASSETS....................................................        $ 133,132,425
                                                                               =============
   Outstanding shares of beneficial interest* ($0.001 par value).......
   Class D.............................................................           15,948,980
   Net Asset Value, Offering and Redemption Price Per Share -- Class D.                $8.35
                                                                                       =====
   * 1,000,000,000 shares authorized in total for the Technology Fund.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2004
                                   (Unaudited)

                                                                               TECHNOLOGY FUND
                                                                             ------------------
INCOME
   Interest............................................................          $   136,410
                                                                                 -----------
EXPENSES
   Investment advisory fees............................................              951,347
   Distribution fees...................................................              158,558
   Administration fees.................................................               79,350
   Transfer agent fees.................................................              184,114
   Professional fees...................................................              123,270
   Printing fees.......................................................               73,958
   Directors' fees and expenses........................................               28,036
   Registration fees...................................................               20,578
   Custodian fees......................................................               12,602
   Miscellaneous.......................................................                9,982
                                                                                 -----------
   Total expenses......................................................            1,641,795
   Less:...............................................................
   Investment advisory fees waived.....................................             (214,761)
                                                                                 -----------
   Total net expenses..................................................            1,427,034
                                                                                 -----------
   Net investment loss.................................................           (1,290,624)
                                                                                 -----------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain from investment transactions......................            2,392,421
   Net change in unrealized appreciation of investments................           20,717,327
                                                                                 -----------
   Total net realized and unrealized gain on investments...............           23,109,748
                                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               $21,819,124
                                                                                 ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  TECHNOLOGY FUND
                                                      --------------------------------------
                                                      FOR THE SIX-MONTH          FOR THE
                                                        PERIOD ENDED            YEAR ENDED
                                                       APRIL 30, 2004          OCTOBER 31,
                                                         (UNAUDITED)               2003
                                                      -----------------       --------------

OPERATIONS

   Net investment loss................................   $ (1,290,624)         $ (2,125,317)
   Net realized gain (loss) from investment
      transactions....................................      2,392,421           (79,010,517)
   Net change in unrealized appreciation
      of investments..................................     20,717,327           134,778,521
                                                         ------------          ------------
   Net increase in net assets resulting
      from operations                                      21,819,124            53,642,687
                                                         ------------          ------------
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6)...................    (16,230,161)           17,427,139
                                                         ------------          ------------
   Total increase in net assets ......................      5,588,963            71,069,826
                                                         ------------          ------------

NET ASSETS:
   Beginning of period................................    127,543,462            56,473,636
                                                         ------------          ------------
   End of period (Includes accumulated net investment
      loss of $1,290,624 and $0, respectively) .......   $133,132,425          $127,543,462
                                                         ============          ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                       NET REALIZED
                                          AND/OR
               NET                      UNREALIZED                    DISTRIBUTIONS       NET
              ASSET                        GAIN                           FROM           ASSET
              VALUE          NET          (LOSS)            TOTAL       REALIZED         VALUE
            BEGINNING    INVESTMENT         ON              FROM         CAPITAL          END
            OF PERIOD       LOSS        INVESTMENTS      OPERATIONS       GAINS        OF PERIOD
          ------------   ----------    ------------      ----------   -------------    ---------
---------------
Technology Fund
---------------
Class D
   2004+++   $ 7.01         $(0.08)       $  1.42         $  1.34       $    --          $ 8.35
   2003++      3.72          (0.12)          3.41            3.29            --            7.01
   2002++      4.27          (0.10)         (0.45)          (0.55)           --            3.72
   2001++     20.20          (0.16)        (15.77)         (15.93)           --            4.27
   2000       23.46          (0.53)         (2.73)          (3.26)           --           20.20
   1999**     13.61          (0.07)         20.07           20.00        (10.15)          23.46


 * Total return is for the period indicated and has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31. All ratios for the period have been annualized.
 + For the six months ended April 30, 2004. All ratios have been annualized. ++ Per share data calculated using average shares outstanding method.

Amounts designated as "--" are either zero or have been rounded to zero.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             AMERINDO FUNDS INC.

--------------------------------------------------------------------------------

                                                               RATIO                RATIO
                             NET                            OF EXPENSES             OF NET
                           ASSETS         RATIO             TO AVERAGE           INVESTMENT
                           END OF       OF EXPENSES          NET ASSETS            LOSS TO
              TOTAL        PERIOD       TO AVERAGE       (EXCLUDING WAIVERS        AVERAGE       PORTFOLIO
             RETURN*        (000)       NET ASSETS     AND/OR REIMBURSEMENTS)     NET ASSETS     TURNOVER
           ----------     ---------    ------------    ----------------------    -----------     ---------
---------------
Technology Fund
---------------
Class D
   2004+++    19.12%      $133,132         2.25%                2.59%              (2.03)%         35.72%
   2003++     88.44        127,543         2.25                 2.94               (2.10)         117.16
   2002++    (12.88)        51,374         2.25                 3.15               (2.19)          50.17
   2001++    (78.86)        71,055         2.25                 2.56               (1.83)          70.03
   2000      (13.90)       379,869         2.13                 2.13               (1.94)          30.51
   1999**    146.74        272,205         2.25                 2.29               (0.64)         170.00

                               AMERINDO FUNDS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2004
                                   (Unaudited)

NOTE 1. ORGANIZATION

     The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund's prospectus provides a description of the Fund's investment objective, policies and strategies.

     On January 29, 2003, the Board of Directors of Amerindo Funds Inc. approved and proposed Agreements and Plans of Reorganization (the "Plans") of the Amerindo Internet B2B and the Amerindo Health & Biotechnology Funds (the "Merging Series") into the Amerindo Technology Fund (the "Surviving Series"). The proposed Plans were submitted to a vote of the shareholders of each of the Merging Series for approval. On May 2, 2003, the Amerindo Internet B2B Fund shareholders approved its Plan and on May 6, 2003, the Amerindo Health & Biotechnology Fund shareholders approved its Plan. Pursuant to the Plans, on May 9, 2003, all of the assets and liabilities of the Merging Series were transferred to the Surviving Series and all shares of the Merging Series were reclassified as shares of the Surviving Series, and each holder of shares of each Merging Series held, immediately after the effective time of the reorganizations, full and fractional shares of the Surviving Series with the same aggregate dollar value as the shareholder had in one or both of the Merging Series immediately before the transaction (See Note 9).

     The Fund currently offers Class D Shares, with a minimum investment of $2,500. Class D shares are sold without an initial sales load. Class D Shares are subject to a fee of 2% on redemptions made within the first year of purchase. Prior to March 1, 2003, the Fund also offered Class A and Class C Shares. On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class DShares (See Note 6).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

     SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on the NASDAQ national market system are valued at the official closing price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors (the "Board").

     The Fund may invest in private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

     Private Equity Investments are valued at fair value, which is generally at cost unless the Board determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a Private Equity Investment in which the Fund invests undertakes an initial public offering, or if the company's operating results vary substantially from projected results. In such situations, the Fund's investment is revalued in a manner that the Advisor (as hereinafter defined), following procedures approved by the Board, determines best reflects its fair value.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

     At April 30, 2004, market quotations were not readily available for securities valued at $2,909,927 (2.2% of net assets) in the Fund.

     RESTRICTED SECURITIES - At April 30, 2004, the Amerindo Technology Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Directors. The acquisition dates of these investments, along with their cost and values at April 30, 2004, were as follows:

                                             ACQUISITION
INVESTMENTS                                      DATE          COST         VALUE
--------------------                            ------         ----         -----
Common Stock:
Eyetech Pharmaceuticals, Inc.                  08/27/02     $  569,995    $2,547,166
                                                            ----------    ----------
Private Stock:
Cellomics, Inc.                                02/20/02        183,673       150,380
Cellomics, Inc., Series NNN, Preferred Stock   02/20/02        183,673       150,381
DoveBid                                        04/10/02        248,000        62,000
                                                            ----------    ----------
Warrants:
Cellomics, Inc., Expires 02/28/06              02/20/02             --            --
                                                            ----------    ----------
TOTAL                                                       $1,185,341    $2,909,927
                                                            ==========    ==========

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Directors require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. As of April 30, 2004, there were no repurchase agreements held in the Fund.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Net investment income, if any, is distributed annually. Any net realized capital gains are distributed to shareholders at least annually.

     OTHER -- The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than one year. For the period ended April 30, 2004, there were $194,872 in redemption fees retained.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (other than short-term investments and U.S. Government Securities), for the Fund for the six months ended April 30, 2004 were $77,798,318 and $34,286,175, respectively.

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND
        CUSTODIAN AGREEMENTS

     The Fund has an Investment Advisory Agreement ("Advisory Agreement") with Amerindo Investment Advisors Inc. (the "Advisor") with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager to the Fund. Under the terms of the Advisory Agreement, a monthly fee is paid to the Advisor of 0.125% (1.50% on an annual basis) of the average daily net assets of the Fund. The Advisory Agreement is subject to an annual review by the Board of Directors.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) to the extent that the total annual fund operating expenses exceed 2.25% of the average daily net assets.

     The Advisor and SEI Investments Global Funds Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of the Fund up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion, subject to certain minimum annual fees.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

     Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividends disbursing agent for the Fund under a Transfer Agency and Services Agreement with the Fund.

     The Northern Trust Company serves as the Fund's custodian (the "Custodian"). The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

NOTE 5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated July 13, 1999. Amerindo Funds Inc. has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund pays the Advisor .25% for providing shareholder servicing activities.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

NOTE 6. CAPITAL SHARE TRANSACTIONS

     Transactions in capital stock for the indicated periods were as follows:

     CLASS D SHARES                                   FOR THE                    FOR THE
                                                  SIX MONTHS ENDED              YEAR ENDED
                                                   APRIL 30, 2004            OCTOBER 31, 2003
                                             ------------------------   -------------------------
                                               SHARES        AMOUNT       SHARES         AMOUNT
                                             ----------  ------------   ----------   ------------
Shares issued ...........................      857,998     $6,705,704   11,062,896   $ 62,467,406
Shares issued upon the Reorganization
   of the Amerindo Internet B2B Fund***..           --             --      830,793      4,777,059
Shares issued upon the Reorganization
   of the Amerindo Health &
   Biotechnology Fund***.................           --             --      564,615      3,246,534
Shares issued in connection with
   Conversion of Class A and C Shares**..           --             --    1,325,037      5,707,752
Redemption fees*.........................           --        194,872           --        557,259
Shares redeemed..........................   (3,100,278)   (23,130,737)  (9,408,666)   (53,453,719)
                                            ----------   ------------   ----------   ------------
                                            (2,242,280)  $(16,230,161)   4,374,675   $ 23,302,291
                                            ==========   ============   ==========   ============

     CLASS A SHARES                                   FOR THE                    FOR THE
                                                  SIX MONTHS ENDED              YEAR ENDED
                                                   APRIL 30, 2004            OCTOBER 31, 2003
                                            -------------------------   -------------------------
                                               SHARES        AMOUNT       SHARES         AMOUNT
                                            -----------  ------------   ----------    -----------
Shares issued............................           --   $         --       69,357    $   302,952
Redemption fees*.........................           --             --           --         12,693
Shares redeemed..........................           --             --      (92,952)      (381,846)
Shares redeemed in connection with
   Conversion into Class D Shares**......           --             --     (985,467)    (4,266,500)
                                            ----------   ------------   ----------    -----------
                                                    --   $         --   (1,009,062)   $(4,345,394)
                                            ==========   ============   ==========    ===========

     CLASS C SHARES                                   FOR THE                    FOR THE
                                                  SIX MONTHS ENDED              YEAR ENDED
                                                   APRIL 30, 2004            OCTOBER 31, 2003
                                            -------------------------   -------------------------
                                               SHARES        AMOUNT       SHARES        AMOUNT
                                            -----------  ------------   ----------   ------------
Shares issued............................           --   $         --        6,108   $     25,964
Redemption fees*.........................           --             --           --             48
Shares redeemed..........................           --             --      (28,584)      (114,518)
Shares redeemed in connection with
   Conversion into Class D Shares**......           --             --     (342,094)    (1,441,252)
                                            ----------   ------------   ----------   ------------
                                                    --   $         --     (364,570)  $ (1,529,758)
                                            ==========   ============   ==========   ============

  * Amerindo Technology Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.
 ** On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class D Shares.
***  See Note 9 for  further  information.

Amounts designated as "--" are either zero or have been rounded to zero.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION

     It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

     There were no dividends and distributions declared by the Fund during the years ended October 31, 2003 and October 31, 2002.

     As of October 31, 2003, the components of Accumulated Losses for Federal income tax purposes were as follows:

                                             AMERINDO
                                            TECHNOLOGY
                                               FUND
                                          -------------
Capital Loss Carryforwards                $(342,423,762)
Unrealized Depreciation                      (6,014,780)
                                          -------------
Total Accumulated Losses                  $(348,438,542)
                                          =============

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2004
                                   (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION (CONCLUDED)

     For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                                    TOTAL
                                                                                CAPITAL LOSS
       EXPIRES           EXPIRES             EXPIRES           EXPIRES          CARRYFORWARD
        2011              2010                2009              2008              10/31/03
      --------          --------            --------          --------        ----------------
     $80,285,361       $78,041,342        $170,174,206       $13,922,853        $342,423,762

     For Federal income tax purposes, the cost of securities owned at April 30, 2004, and the net unrealized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund's at April 30, 2004, were as follows:

                 FEDERAL         APPRECIATED         DEPRECIATED       NET UNREALIZED
                TAX COST         SECURITIES          SECURITIES         APPRECIATION
              ------------      ------------       --------------     ----------------
              $115,162,210       $31,028,508        $(16,042,145)        $14,986,363

NOTE 8. CONCENTRATIONS/RISKS

     The Fund invests primarily in specific sectors of the market. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Fund is non-diversified, which means that the Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 APRIL 30, 2004
                                   (Unaudited)

NOTE 9. MERGER

     As of the close of business on May 9, 2003, the Amerindo Technology Fund acquired all the net assets of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, pursuant to a plan of reorganization approved by the shareholders of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund on May 2, 2003 and May 6, 2003, respectively.

     The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                               AT CLOSE OF BUSINESS MAY 9, 2003
                                  ------------------------------------------------------------
                                                     AMERINDO
                                    AMERINDO         HEALTH &        AMERINDO
                                  INTERNET B2B     BIOTECHNOLOGY    TECHNOLOGY       MERGED
                                      FUND*           FUND**           FUND          ASSETS
                                  ------------     -------------    ----------      --------
Net Assets                      $  4,777,059       $ 3,246,534    $ 112,009,282  $ 120,032,875
Unrealized Depreciation           (3,163,581)         (789,107)     (75,343,385)   (79,296,073)
Shares Outstanding                 1,327,529           700,766       19,468,188     20,863,595
Net Asset Value Per Share               3.60              4.63             5.75           5.75

 * Net assets for the Amerindo Internet B2B Fund were $4,777,059 which included net investment loss of $46,651, accumulated losses of $14,317,198 and unrealized losses of $3,163,581.
** Net assets for the Amerindo Health & Biotechnology Fund were $3,246,534 which included net investment loss of $34,021, accumulated losses of $7,695,046 and unrealized losses of $789,107.

NOTE 10. INVESTMENT RISK

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

                                      NOTES

.....




INVESTMENT ADVISOR
-----------------------------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.
SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK

ADMINISTRATOR
-----------------------------------------------------------------
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PENNSYLVANIA

DISTRIBUTOR
-----------------------------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

TRANSFER AND DIVIDEND AGENT
-----------------------------------------------------------------
FORUM SHAREHOLDER SERVICES, LLC
PORTLAND, MAINE

CUSTODIAN
-----------------------------------------------------------------
THE NORTHERN TRUST COMPANY
CHICAGO, ILLINOIS

LEGAL COUNSEL
-----------------------------------------------------------------
KIRKPATRICK & LOCKHART, LLP
NEW YORK, NEW YORK

INDEPENDENT AUDITORS
-----------------------------------------------------------------
DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK

1-888-832-4386
WWW.AMERINDO.COM

AME-SA-002-0300

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6.    (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 11.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.



--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Amerindo Investment Advisors Inc.


By (Signature and Title)*                   /s/ Alberto W. Vilar
                                            --------------------
                                            Alberto W. Vilar, CEO

Date: 06/28/04



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Alberto W. Vilar
                                            --------------------
                                            Alberto W. Vilar, CEO


Date: 06/28/04

By (Signature and Title)*                   /s/ David E. Mainzer
                                            --------------------
                                            David E. Mainzer, CFO


Date: 06/28/04
* Print the name and title of each signing officer under his or her signature.